UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 29, 2010

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	98-0417780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements that are included in this Report and the attachments hereto, other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control, and which risks and uncertainties have been described in greater detail in our Form 10-K and Form 10-Q filings with the Commission. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undo reliance on the forward-looking statements, which speak only as of the date of this Report. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

ITEM 7.01 REGULATION FD DISCLOSURE.

Lucas Energy, Inc. (the “Company”, “we” or “us”) has prepared certain information which it plans to present to third parties in connection with a PowerPoint Presentation (the “Presentation”), which information includes certain projected revenue and growth information and projections, including projected growth in producing reserves for the 2011 through 2016 fiscal years; projected and planned wells to be completed in fiscal 2011; projected net asset value per share; projected development plans; and reserve analysis. A copy of the Presentation is being furnished as Exhibit 99.1 to this Form 8-K.

The information, disclosure and projections provided in the Presentation have not been audited or reviewed by the Company’s independent auditing firm or independent reserve and reservoir engineers. Such projections were provided for informational purposes only and such information may be materially different from the Company’s unaudited and audited financial information, third party reserve reports, and/or other information as filed in connection with the Company’s future Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. As such, investors are cautioned not to put undue influence on such information.

The information contained in this Item 7.01, including the related information set forth in the Presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.  By including this Item 7.01 disclosure in the filing of this Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 8.01 OTHER EVENTS.

On November 29, 2010, the Company filed a press release revising, as of September 30, 2010, the prior estimates as prepared by a third party valuation firm as of April 1, 2010, of its net present value at a 10% discount of its potential oil and gas reserves.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1*	PowerPoint Presentation

99.2*	Press Release

* Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ William A. Sawyer
Name: William A. Sawyer
Title: President & CEO

Date: November 30, 2010